UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

A5 LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

22 200, Trans Canada Hwy, Baie d’Urfé, QC, Canada, H9X 4B4
(Address of principal executive offices)

(514) 420-0333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

A5 Laboratories Inc. is filing this amendment to its Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission on February 17, 2012, in order to furnish the letter provided by the previous auditor.  The letter is attached hereto as Exhibit 16.1.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On February 13, 2012, the board of directors of A5 Laboratories Inc. (the “Company”) dismissed Seale & Beers, Certified Public Accountants, LLC (“Beers”), as the Company’s independent registered public accounting firm.

During Beers’ engagement, Beers did not perform an audit of the Company’s consolidated financial statement or issue any related report.  Since the date of appointment until February 13, 2012, the Company’s management has not had any disagreements with Beers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Company has requested that Beers furnish it with a letter addressed to the U.S. Securities and Exchange Commission, stating whether or not it agrees with the above statements.  A copy of the letter provided by Beers is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On February 13, 2012, the Company engaged Berman & Company, P.A. (“Berman”), as its new independent registered public accounting firm.  Berman was formerly engaged as the Company’s independent registered public accounting firm from the period from January 10, 2011 through August 30, 2011 (the “Prior Engagement”).  During the Prior Engagement, Berman performed an audit related to the Company’s financial statements for the year ended September 30, 2010 (the “Report”).  The Report contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

In addition, subsequent to the Prior Engagement, the Company has not consulted Berman regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter of Seale & Beers, Certified Public Accountants, LLC, dated February 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A5 LABORATORIES INC.

Date: March 6, 2012	By:	/s/ Richard Azani
Name: Richard Azani
Title: Chief Executive Officer